Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the use in this Registration Statement on Form S-3, Amendment No. 3 of our report dated March 7, 1997, relating to the consolidated financial statements of Natural Health Trends Corp. and the reference to our firm under the caption "Experts" in this Registration Statement.





                                                   FELDMAN RADIN & CO., P.C.
                                                   Certified Public Accountants


New York, New York
January 8, 1998

                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the use in this Registration Statement on Form S-3, Amendment No. 3 of our report dated September 24, 1997, relating to the consolidated financial statements of Global Health Alternatives, Inc. and the reference to our firm under the caption "Experts" in this Registration Statement.



                                                   FELDMAN RADIN & CO., P.C.
                                                   Certified Public Accountants




New York, New York
January 8, 1998